Statement of Additional Information Supplement

John Hancock Bond Trust	John Hancock Investment Trust
John Hancock California Tax-Free Income Fund	John Hancock Investment Trust II
John Hancock Capital Series	John Hancock Investors Trust
John Hancock Collateral Trust	John Hancock Municipal Securities Trust
John Hancock Current Interest	John Hancock Premium Dividend Fund
John Hancock Exchange-Traded Fund Trust	John Hancock Sovereign Bond Fund
John Hancock Financial Opportunities Fund	John Hancock Strategic Series
John Hancock Funds II	John Hancock Tax-Advantaged Global Shareholder Yield Fund
John Hancock Funds III	John Hancock Variable Insurance Trust

Supplement dated May 1, 2023 to the current Statement of Additional Information, as may be supplemented (the “SAI”)

Effective immediately, Marianne Harrison is retiring as a Non-Independent Trustee. Accordingly, all references to Ms. Harrison as a current Non-Independent Trustee are removed from each SAI.

You should read this Supplement in conjunction with each SAI and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.